Exhibit 10.3

                          CONTINUING GUARANTY AGREEMENT

         THIS CONTINUING GUARANTY AGREEMENT (this "Guaranty") is entered into as of July 10, 2003, by each of CNL Hospitality Properties, Inc., a Maryland corporation, CNL Rose GP Corp., a Delaware corporation, and CNL Rose Acquisition Corp., a Delaware corporation (collectively, "Guarantors" and each individually, a "Guarantor") in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity, "Administrative Agent") for the banks and other financial institutions ("Lenders") that are parties to the Credit Agreement described below.

         RFS Partnership, L.P., a Tennessee limited partnership ("Operating Company"), and RFS Financing Partnership, L.P., a Tennessee limited partnership ("Financing;" Operating Company and Financing are each a "Borrower" and collectively, "Borrowers"), are parties to the Credit Agreement, dated as of the date of this Agreement (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), among Borrowers, CNL Hospitality Properties, Inc., Lenders, and Administrative Agent, pursuant to which Lenders have agreed, among other things, to make Loans to Borrowers; Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

         The Borrowers are members of an affiliated group of entities that includes each Guarantor,

         The Borrowers and Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans;

         It is a condition precedent to the obligations of Lenders to make the Loans that Guarantors shall execute and deliver this Guaranty in favor of Administrative Agent for the benefit of Lenders;

         NOW THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of the Loans, any credit and/or financial accommodation heretofore or hereafter from time to time made or granted to Borrowers under the Loan Documents by Administrative Agent and Lenders, each of the undersigned Guarantors hereby jointly and severally furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

         1. GUARANTY. Each of the Guarantors hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrowers to Administrative Agent and Lenders arising under the Credit Agreement and the Loan Documents and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with any Loan Document (including all renewals, extensions and modifications thereof and all costs, attorneys' fees and expenses incurred by the Lender in connection with the collection or

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enforcement thereof) (collectively, the "Guaranteed Obligations"). The books and records of Administrative Agent or any Lender showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty. Notwithstanding any contrary provision, it is the intention of each Guarantor and Administrative Agent that the amount of the Guaranteed Obligations guaranteed by each Guarantor by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to each Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by each Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render each Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         2. NO SETOFF OR DEDUCTIONS; TAXES. Each Guarantor represents and warrants that it is incorporated or formed, and resides in, the United States of America. All payments by each Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If each Guarantor must make a payment under this Guaranty, each Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Administrative Agent or each Lender so that no withholding tax is imposed on the payment. If notwithstanding the foregoing, each Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than taxes on net income (a) imposed by the country or any subdivision of the country in which the principal office or actual lending office of Administrative Agent or any Lender is located and (b) measured by the United States taxable income of Administrative Agent or any Lender would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by such Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Paragraph 2, each Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Administrative Agent or any Lender receives the sum it would have received had no such deduction or withholding been made and shall also pay to Administrative Agent or any Lender, on demand, all additional amounts which Administrative Agent or any Lender specifies as necessary to preserve the after-tax yield Administrative Agent or such Lender would have received if such taxes had not been imposed. Each Guarantor shall promptly provide Administrative Agent or any Lender with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

         3. NO TERMINATION. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly

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paid and performed in full and any commitments of the Lender or facilities provided by the Lender with respect to the Guaranteed Obligations are terminated. At Administrative Agent or any Lender's option, all payments under this Guaranty shall be made to an office of Administrative Agent or any Lender located in the United States and in Dollars.

         4. WAIVER OF NOTICES. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices to which each Guarantor might otherwise be entitled.

         5. SUBROGATION. Each Guarantor shall exercise no right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of Lenders or facilities provided by Lenders with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Lenders and shall forthwith be paid to Lenders to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

         6. WAIVER OF SURETYSHIP DEFENSES. Each Guarantor agrees that Lenders may, at any time and from time to time, and without notice to any Guarantor, make any agreement with Borrowers or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any Collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of Collateral Properties, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of Guarantors under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that each Guarantor's obligations exceed or are more burdensome than those of Borrowers and waives the benefit of any statute of limitations affecting the liability of each Guarantor hereunder to the fullest extent permitted by law. Each Guarantor waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against Borrowers and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent for the benefit of Lenders. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of each Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of each Guarantor.

         7. EXHAUSTION OF OTHER REMEDIES NOT REQUIRED. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by Administrative Agent or any Lender and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring Administrative Agent or any Lender to exhaust any right or remedy or to take any action against Borrowers, any other

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guarantor or any other person, entity or property before enforcing this Guaranty against each Guarantor.

         8. REINSTATEMENT. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrowers or any other person or entity or otherwise, as if such payment had not been made and whether or not the Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

         9. SUBORDINATION. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrowers owing to each Guarantor, whether now existing or hereafter arising, including but not limited to any Obligation of Borrowers to any Guarantor as subrogee of Administrative Agent or any Lender or resulting from each Guarantor's performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If Administrative Agent or any Lender so requests, any such obligation or indebtedness of Borrowers to each Guarantor shall be enforced and performance received by each Guarantor as trustee for Administrative Agent or any Lender and the proceeds thereof shall be paid over to Administrative Agent or any Larder on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of each Guarantor under this Guaranty.

         10. INFORMATION. Each Guarantor agrees to furnish promptly to Administrative Agent or any Lender any and all financial or other information regarding such Guarantor or its property as Administrative Agent or any Lender may reasonably request in writing.

         11. STAY OF ACCELERATION. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of Borrowers or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by Administrative Agent or any Lender.

         12. EXPENSES. Each Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys' fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the rights of Administrative Agent or any Lender under this Guaranty including any incurred in the preservation, protection or enforcement of any rights of Administrative Agent or any Lender in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantor under the preceding sentence shall survive termination of this Guaranty.

         13. AMENDMENTS. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Administrative Agent for the benefit of the Lender and each Guarantor.

         14. NO WAIVER; ENFORCEABILITY. No failure by Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder

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preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

         15. ASSIGNMENT; GOVERNING LAWS; JURISDICTION. This Guaranty shall (a) bind each Guarantor and its successors and assigns, provided that each Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent and Lenders (and any attempted assignment without such consent shall be void), (b) inure to the benefit of Administrative Agent and Lenders and its successors and assigns and Administrative Agent or any Lender may, without notice to any Guarantor and without affecting any Guarantor's obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part, and (c) be governed by the internal laws of the State of New York without application of its conflicts of laws principles. Each Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by Administrative Agent or any Lender in connection with such action or proceeding shall be binding on each Guarantor if sent to such Guarantor by registered or certified mail at its address specified in Schedule [ ] of the Credit Agreement. Each Guarantor agrees that Administrative Agent or any Lender may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in the possession of Administrative Agent or any Lender concerning each Guarantor, this Guaranty and any security for this Guaranty.

         16. CONDITION OF BORROWERS. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrowers such information concerning the financial condition, business and operations of Borrowers as such Guarantor requires, and that neither Administrative Agent nor any Lender has any duty, and each Guarantor is not relying on Administrative Agent or any Lender at any time, to disclose to each Guarantor any information relating to the business, operations or financial condition of Borrowers.

         17. SETOFF. If and to the extent any payment is not made when due hereunder, Administrative Agent and each Lender may setoff and charge from time to time any amount so due against any or all of Guarantors' accounts or deposits with Administrative Agent or such Lender.

         18. OTHER GUARANTEES. Unless otherwise agreed by Administrative Agent and Lenders and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Lender or any term or provision thereof.

         19. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation

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enforceable in accordance with its terms; (c) the making and performance of this
Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected, (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; (e) by virtue of its relationship with Borrowers, the execution, delivery and performance of this Guaranty is for the direct benefit of each Guarantor and each has received adequate consideration for this Guaranty; and
(f) the financial information that has been delivered to Lenders by or on behalf of each Guarantor is complete and correct in all respects and accurately presents the financial condition and the operational results of such Guarantor and since the date of the most recent financial statements delivered to Lenders, there has been no material adverse change in the financial condition or operational results of such Guarantor.

         20. LOAN DOCUMENTS. By execution hereof, each Guarantor covenants and agrees that certain representations and warranties set forth in the Loan Documents are applicable to Guarantors, and each Guarantor reaffirms that each such representation and warranty is true and correct in every material respect. Each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of Administrative Agent. If the Credit Agreement shall cease to remain in effect for any reason whatsoever during any period and any part of the Guaranteed Obligations remain unpaid, then the terms, covenants, and agreements incorporated herein by reference shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty. Each Guarantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take or refrain from taking such action, as the case may be.

         21. AUTHORITY OF ADMINISTRATIVE AGENT. Each Guarantor acknowledges that the rights and responsibilities of Administrative Agent under this Guaranty with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and such Guarantor, Administrative Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         22. WAIVER OF JURY TRIAL; AND FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS GUARANTY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN

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THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         23. COUNTERPARTS. This Guaranty may be executed by one or more of the parties hereto on any number of separate counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

                      REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGES FOLLOW.

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         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                     GUARANTORS:

                                     CNL HOSPITALITY PROPERTIES, INC.

                                     By: /s/ C. Brian Strickland
                                         ---------------------------------------
                                         Name:  C. Brian Strickland
                                         Title:  Executive Vice President


                                     CNL ROSE GP CORP.

                                     By: /s/ C. Brian Strickland
                                         ---------------------------------------
                                         Name:  C. Brian Strickland
                                         Title:  Executive Vice President


                                     CNL ROSE ACQUISITION CORP.

                                     By: /s/ C. Brian Strickland
                                         ---------------------------------------
                                         Name:  C. Brian Strickland
                                         Title:  Executive Vice President

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